PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2019
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

7. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consist of the following:

	December 31,
	2018	2019
Cost
Buildings and plant	$330,500,911	$400,843,258
Machinery and equipment	335,808,916	821,582,040
Furniture, fixtures and equipment	25,953,939	44,550,155
Motor vehicles	582,375	905,217
Less: Accumulated depreciation	(133,334,881)	(288,194,536)
Property, plant and equipment, net	$559,511,260	$979,686,134
Construction in process	57,463,560	15,341,080
Total	$616,974,820	$995,027,214

Due to the change of management's plan as described in Note 3, machinery and equipment of $43.1 million as well as plant of  $5.1 million are reclassified from assets held for sale to property, plant and equipment as of December 31, 2019.

Depreciation expense was $27,801,924,  $27,718,260 and $47,371,130 for the years ended December 31, 2017, 2018 and 2019, respectively.